Suncrete

A Pure-Play Ready-Mix Concrete Platform Supplying the High Growth U.S. Sunbelt

Analyst Day Presentation
January 2026

Disclaimer

This presentation (including any accompanying oral presentation, this "Presentation") is being furnished solely to recipients that are "qualified institutional buyers" as defined in Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), or institutional "accredited investors" (as defined in Rule 506 of Regulation D) by Haymaker Acquisition Corp. 4 ("Haymaker") and Concrete Partners Holding, LLC (the "Company" or "Suncrete" and together with Haymaker and the Company's and its respective affiliates, the "Companies"), solely for informational purposes of considering the opportunity to participate in the proposed private placement of equity securities by Haymaker (the "Potential Offering") in connection with a potential business combination between Haymaker and the Company (the "Proposed Business Combination" and together with the Potential Offering, the "Proposed Transactions"). By accepting this Presentation, the recipient acknowledges and agrees that all of the information contained herein is confidential, that the recipient will distribute, disclose and use such information only for such purpose and that the recipient shall not distribute, disclose or use such information for any other purpose other than the evaluation of the Potential Transactions.

THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, OR A RECOMMENDATION TO PURCHASE, ANY SECURITIES IN ANY JURISDICTION, OR THE SOLICITATION OF ANY PROXY, VOTE, CONSENT OR APPROVAL IN ANY JURISDICTION IN CONNECTION WITH THE PROPOSED TRANSACTIONS, NOR SHALL THERE BE ANY OFFER OR SALE OF ANY SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION. ANY SECURITIES OF THE COMPANY TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. ANY SECURITIES TO BE OFFERED IN ANY TRANSACTION CONTEMPLATED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), ANY STATE SECURITIES COMMISSION, OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY OR DETERMINED THAT THIS PRESENTATION IS TRUTHFUL AND COMPLETE. SUCH SECURITIES WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER (INCLUDING REGULATION D) OR REGULATION S UNDER THE SECURITIES ACT.

Any investment in the Companies is speculative and involves a high degree of risk and uncertainty. Certain statements in this Presentation may constitute "forward-looking statements" within the meaning of applicable United States federal securities laws. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as "anticipates," "believes," "expects," "intends," "plans," "projects," "potential," "will," "may," "continue," or other similar expressions may identify such forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over which Haymaker and the Company have no control. These factors, risks and uncertainties include, but are not limited to, the following : (i) the Company's business depends on activity within the construction industry and the economic strength of its principal markets, and is subject to economic cycles; (ii) the success of the Company's business depends, in part, on its ability to execute on its acquisition strategy, to successfully integrate acquired businesses and to retain key employees of acquired businesses; (iii) a significant slowdown or decline in economic conditions, particularly in the southern United States, could adversely impact the Company's results of operations; (iv) the Company has entered into non-binding letters of intent to acquire four businesses, and the Company's projections assume that it will be able to successfully negotiate and consummate additional acquisitions, which is not assured; the Company is in discussions with several other potential acquisition targets without letters of intent and such discussions may never result in non-binding letters of intent or binding definitive agreements; (v) the Proposed Transactions may not be consummated in a timely manner or at all; (vi) the Company's substantial indebtedness could adversely affect its financial condition and prevent the Company from fulfilling its obligations and achieving results consistent with its projections; (vii) within the Company's local markets, the Company operates in a highly competitive industry; (viii) the Company's business depends on federal, state and local government spending for public infrastructure construction, and reductions in government funding could adversely affect its results of operations; (ix) the cancellation of a significant number of contracts, the Company's disqualification from bidding on new contracts and the unpredictable timing of new project opportunities could have a material adverse effect on its business; (x) if the Company is unable to accurately estimate the overall risks, revenues or costs on its projects, it may incur contract losses or achieve lower profits than anticipated; (xi) because the Company's industry is capital-intensive and the Company has significant fixed and semi-fixed costs, its profitability is sensitive to changes in volume; (xii) inflation and supply chain disruptions have resulted, and may continue to result, in increased costs, some of which the Company may not be able to recoup; (xiii) the Company may lose business to competitors who underbid the Company, and it may be otherwise unable to compete favorably in its highly competitive industry; (xiv) the Company may be unable to obtain or maintain sufficient bonding capacity, which could preclude the Company from bidding on certain projects; (xv) the Company's business is seasonal and subject to adverse weather and climate conditions, which can adversely impact its business; (xvi) the Company may need to raise additional capital in the future, and it may not be able to do so on favorable terms or at all, which could impair its ability to operate its business or achieve its growth objectives; (xvii) a deterioration in the Company's credit ratings and/or the state of the capital markets could negatively impact the cost and/or availability of financing; (xviii) the Company uses estimates in accounting for a number of significant items; (xix) design-build contracts subject the Company to the risk of design errors and omissions; (xx) the Company's continued success requires it to hire, train and retain qualified personnel and subcontractors in a competitive industry; (xxi) failure of the Company's subcontractors to perform as expected could have a negative impact on the Company's results; (xxii) the departure of key personnel could affect the Company's financial results; (xxiii) the Company's future success depends upon attracting and retaining qualified personnel, particularly in sales and operations; (xxiv) the production of the Company's products is dependent upon the supply chain for several key inputs; (xxv) the construction services industry is highly schedule-driven, and the Company's failure to meet the schedule requirements of the Company's contracts could adversely affect the Company's reputation and/or expose the Company to financial liability; (xxvi) a failure to obtain or maintain adequate insurance coverage could adversely affect the Company's results of operations; (xxvii) failure to maintain safe work sites could result in significant losses, which could materially affect the Company's business and reputation; (xxviii) the Company's operating results may vary significantly from one reporting period to another and may be adversely affected by the cyclical nature of the markets it serves; (xxix) significant downturn in the construction industry may result in an impairment of the Company's goodwill; (xxx) the Company depends on third parties for concrete equipment and materials essential to operate its business; (xxxi) the Company uses large amounts of electricity and diesel fuel that are subject to potential reliability issues, supply constraints, and significant price fluctuation, which could affect its financial position, operating results and liquidity; (xxxii) delays or interruptions of the Company's transportation logistics could affect operating results; (xxxiii) a significant disruption of the Company's information technology systems may harm the Company's business; (xxxiv) the Company's overall profitability is sensitive to price changes and variations in sales volumes; (xxxv) any material nonpayment or nonperformance by any of the Company's key customers could have a material adverse effect on its results of operations and cash flows; (xxxvi) there are inherent limitations in all control systems, and misstatements due to error or fraud may occur and not be detected; (xxxvii) the Company's operations are subject to changes in legal requirements and governmental policies; (xxxviii) government contracts generally are subject to a variety of regulations, requirements and statutes, the violation or alleged violation of which could have a material adverse effect on the Company's business; (xxxix) the

Disclaimer (Cont'd)

Suncrete

Company could incur material costs and losses as a result of claims that the Company's products do not meet regulatory requirements or contractual specifications; (xl) environmental laws and regulations and any changes to, or liabilities arising under, such laws and regulations could have a material adverse effect on the Company's financial condition, results of operations and liquidity; (xli) the Company's operations are subject to special hazards that may cause personal injury or property damage, subjecting it to liabilities and possible losses that may not be covered by insurance; (xlii) the Company's failure to comply with immigration laws could result in significant liabilities, harm the Company's reputation with its customers and disrupt its operations; (xliii) federal, state and local employment-related laws and regulations could increase the Company's cost of doing business and subject the Company to fines and lawsuits; (xliv) the Company's ready-mixed concrete segment's revenue attributable to street, highway and other public works projects could be negatively impacted by a decrease or delay in governmental spending; (xlv) governmental regulations, including environmental regulations, may result in increases in the Company's operating costs and capital expenditures and decreases in the Company's earnings; (xlvi) the adoption of new accounting standards may affect the Company's financial results; (xlvii) the Company's obligation to fund multi-employer defined benefit plans in which it participates may impact its financial condition, results of operations and cash flows; (xlviii) the dual class structure of New Parent's (as defined below) common stock will have the effect of concentrating voting power with SunTx and its affiliates, which may depress the market value of the class A common stock and will limit a stockholder or a new investor's ability to influence the outcome of important transactions, including a change in control, (xlix) the market price, trading volume and marketability of New Parent's class A common stock may be significantly affected by numerous factors beyond New Parent's control, (l) because New Parent will be a "controlled company" within the meaning of the NYSE Listed Company Manual, New Parent's stockholders may not have certain corporate governance protections that are available to stockholders of companies that are not controlled companies; (li) the outcome of any proceedings that may be instituted against Haymaker or the Company following the announcement of the Proposed Transactions; (lii) the inability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitability and costs related to the Proposed Transaction; and (lii) such other factors as are set forth in the "Risk Factor Summary" in this Presentation, and the other risks and uncertainties described in Haymaker's periodic public filings with the SEC, including but not limited to those described under the headings "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its subsequent quarterly reports on Form 10-Q and in its other filings made with the SEC from time to time, which are available via the SEC's website at www.sec.gov, and the Registration Statement on Form S-4 relating to the Proposed Business Combination, which was filed with the SEC by an affiliate of Haymaker ("New Parent"). Recipients are cautioned not to put undue reliance on forward-looking statements, and none of the Placement Agents (as defined below), the Companies or any of their respective representatives undertake any duty to update these forward-looking statements or the other information contained in this Presentation. None of the Companies nor any of their respective representatives gives any assurance that the Companies will achieve their respective expectations.

This Presentation contains projected financial information with respect to New Parent, including, without limitation, the Company's projected EBITDA and enterprise value for future years. Such projected financial information constitutes forward-looking statements and is for illustrative purposes only, and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently subject to significant uncertainties and contingencies, many of which are beyond the Companies' control, and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. For example, the Company's trailing EBITDA estimates relate to a hypothetical mix of targets with whom the Company has had management-level discussions but with whom the Company has not yet begun formally negotiating letters of intent or have received or begun detailed review of historical financial or operational information, not specific transactions. While the Company believes it will enter into letters of intent with respect to any combination of the acquisition targets or other acquisition targets in the near future, there can be no guarantee the Company will do so. The pro forma EBITDA estimates for these targets is based upon preliminary information the Company has received with respect to the number of trucks currently operating, the estimated yardage being poured, and the geographic areas in which their services are being performed. There is no guarantee that the Company's pricing assumptions or the preliminary data the Company has received will turn out to be accurate and the Company's estimates are subject to change based on transactions that it actually completes and the diligence it performs on these acquisition targets. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The projected financial information takes into account financial measures of several target companies, only four of which has entered into non-binding letters of intent with the Company. The financial measures of these several target companies are largely derived from management-level discussions and have not been audited or reviewed by independent accounting firms. Further, these financial measures have not been independently verified by the Company and should be considered estimates by recipients of this Presentation. As a result, recipients of this Presentation are heavily cautioned not to place undue reliance on the Company's estimates of the target financial measures.

Neither Haymaker's nor the Company's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. Some of the financial information and data contained in this Presentation, such as EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends. The Company's method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and the Company does not recommend the sole use of these non-GAAP measures to assess its financial performance. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

In order to compensate for these limitations, management presents non-GAAP financial measures together with GAAP results. For a detailed breakdown of adjustments and supporting calculations, please refer to the reconciliation summary included in the appendix.

Disclaimer (Cont'd)

Suncrete

Neither Haymaker nor the Company makes any representation or warranty, express or implied, as to the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by Haymaker or the Company. Without limitation of the foregoing, Haymaker and the Company expressly disclaim any representation regarding any projections concerning future operating results or any other forward-looking statement contained herein or that otherwise has been or will be provided to you. Neither Haymaker nor the Company shall be liable to you or any prospective investor or any other person for any information contained herein or that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with the Potential Transactions. You will be entitled to rely solely on the representations and warranties made to you by Haymaker and New Parent in a definitive written agreement relating to the Potential Offering, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement. No other representations and warranties will have any legal effect.

The Companies have retained Jefferies LLC, Robert W. Baird & Co. Incorporated and Roth Capital Partners, LLC as placement agents (together with each of their respective affiliates, partners, directors, agents, employees, representatives and controlling persons, the "Placement Agents"). The Placement Agents are acting solely as placement agents (and, for the avoidance of doubt, not as underwriters, initial purchasers, dealers or any other principal capacity) for the Companies in connection with the Potential Offering. The analyses contained herein have been prepared or adopted by the Company, obtained from public sources or are based upon estimates and projections, and involve numerous and significant subjective determinations, and there is no assurance that such estimates and projections will be realized. The Placement Agents have not independently verified any of the information or analyses contained herein or any other information that has been or will be provided to you, and do not take responsibility for the analyses contained herein, or the basis on which they were prepared. The Placement Agents do not make any representation or warranty, express or implied, as to the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by the Placement Agents, whether as to the past, the present or the future. Without limitation of the foregoing, the Placement Agents expressly disclaim any representation regarding any projections concerning future operating results or any other forward-looking statement contained herein or that otherwise has been or will be provided to you. The Placement Agents shall not be liable to you or any prospective investor or any other person for any information contained herein that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with the Potential Transactions.

This Presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in the Companies. Information contained herein will be superseded by, and is qualified in its entirety by reference to, any other information that is made available to you in connection with your investigation of the Companies. Each prospective purchaser is invited to meet with a representative of Haymaker and/or the Company and to discuss with, ask questions of and receive answers from, such representative concerning the Company and the terms and conditions of the Potential Transactions.

The proposed terms of the Potential Offering reflected in this Presentation are indicative and non-binding. Any and all terms remain subject to further discussion, negotiation, and change. Haymaker, the Company and the Placement Agents are each free to conduct the process for any transaction as they in each of their sole discretion determine (including, without limitation, negotiating with any prospective investors and entering into an agreement with respect to any transaction without prior notice to you or any other person), and any procedures relating to such transaction may be changed at any time without notice to you or any other person. No sales will be made, no commitments to invest in the Companies will be accepted, and no money is being solicited or will be accepted at this time. Any indication of interest from prospective purchasers in response to this document involves no obligation or commitment of any kind. This Presentation should not be distributed to any person other than the addressee to whom it was initially distributed.

The information in this Presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced above, may not comply in certain respects with SEC rules. New Parent and the Company have filed a registration statement on Form S-4 (the "Registration Statement") that includes a proxy statement with respect to Haymaker's shareholder meeting to vote on the Proposed Business Combination and a prospectus with respect to New Parent's securities to be issued in connection with the Proposed Business Combination. The Registration Statement is not yet effective. After the Registration Statement is declared effective, Haymaker will mail a definitive proxy statement/prospectus relating to the Proposed Business Combination to its shareholders as of a record date to be established for voting on the Proposed Business Combination. The Companies and New Parent may also file other documents with the SEC regarding the Proposed Business Combination. Shareholders and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC when they become available because they will contain important information about Haymaker, the Company, New Parent and the Proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available, without charge, at the SEC's website located at www.sec.gov, or by directing a request to Haymaker Acquisition Corp. 4, 501 Madison Avenue, Floor 5, New York, NY 10022. Haymaker, the Company, New Parent and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Haymaker's shareholders in respect of the Proposed Business Combination and the other matters set forth in the Registration Statement. Information regarding Haymaker's directors and executive officers is available in Haymaker's Annual Report on Form 10-K for the year ended December 31, 2024, and is available free of charge at the SEC's website located at www.sec.gov, or by directing a request to Haymaker at the address above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holdings or otherwise, are contained in the proxy statement/prospectus relating to the Proposed Business Combination.

The Companies own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with any of the Companies, or an endorsement or sponsorship by or of any of the Companies. Solely for convenience, any of the Companies' trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that the Companies will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Today's Speakers

Suncrete

suntx capital partners

Haymaker Acquisition Corp. 4



Randall Edgar
Chief Executive Officer



Tommy Wentroth
Chief Financial Officer



Mark Jones
President – Eagle Redi-Mix



Ned Fleming
Founding Partner



Mark Matteson
Founding Partner



Calvin Bocanegra
Investment Team



Rick Black
Investor Relations



Christopher Bradley
Haymaker Acquisition Corp. 4



Andrew Heyer
Haymaker Acquisition Corp. 4

Table of Contents


Suncrete

Introduction & Key Investment Highlights

What Has 40 Years of Investing Taught Us?

Lessons		Suncrete
Partner with Great Operators	✓	Led by a team of industry veterans and an experienced Sponsor with significant public construction materials experience that will be deeply involved in strategy and execution
Execute Relative Market Share Playbook	✓	Concrete can only be delivered in a ~20 mile radius, limiting competition to local geography, where scale and market leadership drive optimal performance
Target Large and Growing Markets	✓	Ready-mix concrete is a ~$90 billion market in the US, with population and investment trends in the target Sunbelt geography driving a considerable share of that volume, growing at a rate outpacing the nation
Capitalize on Highly Fragmented Geographies	✓	3,000 plants identified in the target market, owned by 700 unique producers, with the average competitor owning 5 or fewer plants
Drive Margins Through Consolidation	✓	An attractive margin profile is driven by scale and dominant local market position, with customers and suppliers benefitting from service leadership

Executive Summary

- **Suncrete is excited to introduce an attractive opportunity to build a growing, high-performing business in an industry that is often misunderstood**
  - → 50 plants, 335 mixer trucks and including the acquisition of Schwarz, an estimated 1.7M cubic yards sold in 2025, provide a scaled platform with a playbook for replicable growth
  - → Operations in the U.S. Sunbelt, benefitting from attractive population, housing and infrastructure tailwinds
- **As the first pure-play public entrant to ready-mix, Suncrete is well-positioned to redefine an industry which suffers from several common misconceptions:**

Misconception	Reality
Misconception #1: Ready-mix concrete is solely dependent on new construction	**Reality #1:** Up to 30% of ready-mix concrete goes into maintenance and repair of infrastructure, commercial, and residential assets
Misconception #2: There are low barriers to entry	**Reality #2:** Customer and supplier relationships, scale to pour high-volume jobs, quality control functions, permitting, licensing, and asset acquisition are key barriers to entry
Misconception #3: Ready-mix is a low-margin business	**Reality #3:** With effective management and a focused approach to customer service, Adj. EBITDA margins can exceed 20%
Misconception #4: Ready-mix concrete has high capex	**Reality #4:** Maintenance capital expenditures can approximate 3% of revenues, growth capital expenditures at 1-2% of revenues, driving high cash flow generation
Misconception #5: Free cash flow conversion is poor in ready-mix concrete	**Reality #5:** Free cash flow conversion(1) can exceed 85%, enabling re-investment into growth initiatives and bolt-on acquisitions

1. Defined as Adj. EBITDA less maintenance CapEx as a percentage of Adj. EBITDA.

$675M 2026E PF Revenue[1]	**$130M** 2026E PF Adj. EBITDA[2,3]
~26% 2026E Adj. EBITDA Margin[3,4] (vs. ~5-20% industry avg.)	**~87%** 2026E Free Cash Flow Conversion[3,5]
$39M PF Adj. EBITDA Currently Under Non-Binding LOI	**~8%** 2026E Organic Revenue Growth
11% Higher Truck Utilization Than Industry Average[6]	**3.0–3.5** Yards Delivered Per Driver Hour
$60M+ PF EBITDA in M&A Pipeline under Active Discussion[7]	**4–6x** Targeted Acquisition Multiple

About Suncrete

Suncrete is a leading provider of ready-mix concrete with significant scale and local market leadership anchored in the attractive & large U.S. Sunbelt market

Suncrete is a pure-play products and logistics platform operating in a critical junction of the construction value chain



Raw Materials
Sourcing
Combining
Mixing & Delivery
Construction

Who We Serve

Suncrete is positioned as a critical partner to a diversified base of customers and suppliers across attractive infrastructure, commercial and residential markets



Sales by End Market(8,9)
27%
73%
Commercial & Infrastructure
Residential
Sales by Supplier(8)
10%
20%
12%
58%
Top Supplier
Top 2-5
Top 6-10
All Others
Sales by Customer(8)
9%
13%
8%
70%
Top Customer
Top 2-5
Top 6-10
All Others

Note: Market share and industry average figures per management estimates.
1. Includes $340 million of revenue under non-binding LOI; $59 million of revenue from incremental acquisitions projected in 2026.
2. Includes $39 million of EBITDA under non-binding LOI; $11 million of EBITDA from incremental acquisitions projected in 2026.
3. See page 24 for components of 2026E PF Adj. EBITDA. Adj. EBITDA is a non-GAAP financial measure. See discussion and reconciliation in the appendix for additional information.
4. Excludes the pro forma impact of companies projected to be acquired in 2026. Adj. EBITDA margin is a non-GAAP financial measure.
5. Free cash flow = PF Adj. EBITDA less maintenance CapEx. Conversion = FCF / PF Adj. EBITDA.
6. 11% higher yards per driver hour than industry average per NRMCA benchmarking survey.
7. See footnote 4 on page 24 and the disclaimers in this presentation for additional information regarding the estimates used to calculate PF EBITDA.
8. FY2024. PF for target acquired in October 2025.
9. Does not include cash sales.

Experienced Sponsor Applying a Proven Playbook

Suncrete

Execution Strategy Developed over 20+ Years of Investment & Leadership in an Adjacent Sector with Construction Partners (NASDAQ: ROAD)

Established Leadership in Fragmented Sunbelt Markets through Thoughtful M&A

35+

Acquisitions in new and contiguous Sunbelt markets

#1 or #2

Player in each local market



ROAD Production Facilities
Added Since IPO

Track-Record of Organic Growth across Network of Local Platforms

Construction Partners Revenue[1]



'18A – '25A CAGR: 22%
$680M
$783M
$786M
$911M
$1,302M
$1,564M
$1,824M
$2,812M
FY18A
FY19A
FY20A
FY21A
FY22A
FY23A
FY24A
FY25A

	FY18A	FY19A	FY20A	FY21A	FY22A	FY23A	FY24A	FY25A
Organic Growth		7%	NM	5%	24%	9%	7%	8%

Indexed Share Price Performance Since Construction Partners IPO[1]

	At IPO (May-2018)	Today
Market Capitalization	~$600M	~$6.4B
TEV / NTM EBITDA	~8x	~15x



1000%
850%
700%
550%
400%
250%
100%
(50%)
May-18
Feb-19
Nov-19
Aug-20
May-21
Mar-22
Dec-22
Sep-23
Jun-24
Mar-25
Jan-26
ROAD(2)
~840%
~159%
~159%
S&P 500
ROAD
Best-in-Class Heavy Materials

Note: Trading statistics are from Capital IQ as of 1/5/2026.
Note: Best-in-class Heavy Material peers index includes Martin Marietta, Eagle Materials, Vulcan Materials and Summit Materials.
1. Past performance is not an indication as to future results.
2. Represents change in closing price since IPO for ROAD Class A common stock per Capital IQ as of 1/5/2026.

Key Investment Highlights

1. Fragmented Market Characteristics Drive Compelling Opportunity for Strategic Consolidation and Benefits of Scale
2. Experienced Sponsor Applying a Proven Playbook in an Adjacent Market, Cultivated over 20+ Years of ROAD Investment
3. Scalable Platform with Strong Operations & Infrastructure, Management and Considerable Competitive Advantages
4. Critical Commercial Partner with Differentiated Value Proposition to Suppliers and Customers
5. Anchored in Large and Growing U.S. Sunbelt Supported by Strong Infrastructure Tailwinds
6. Acquiror of Choice with Deep, Actionable Pipeline and Well-Defined Value Creation Levers Post-Acquisition

Growing U.S. Sunbelt Market Supported by Strong Tailwinds

Suncrete

Powerful Market Tailwinds

- Population Growth and Migration
- Favorable Economic Growth and Business Environment
- Critical Housing Undersupply
- Significant Investment in Critical Infrastructure

Significant Population Growth and Migration[1]


South % Population Change
U.S. Total % Population Change
South census region +5% greater population growth since 2010
20%
16%
12%
8%
4%
0%
'10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24
+15.5%
+9.9%

Critical Undersupply of Southern Housing Units[1]


(000s)
1,000
-
(1,000)
(2,000)
(3,000)
1974
1984
1994
2004
2014
2024
Cumulative undersupply of ~2.3 million homes

Massive Influx in IIJA Infrastructure Investment[2]


$5.3B
$2.8B
$4.7B
$27.9B
$3.9B
$3.6B
$6.0B
$6.4B
$5.2B
$5.9B
$9.3B
$5.0B
$13.5B
$7.8B
$7.9B
Over $115 billion of IIJA funding for Sunbelt states

Onshoring Driving Significant Manufacturing Construction[3]


intel
$30B
$56B
LG
$6B
Panasonic
$5B
$2B
<$1B
TESLA
$29B
<$1B
SAMSUNG
$27B
$6B
$1B
$6B
$1B
$2B
$5B
HYUNDAI
<$1B
LG
<$1B
QCELLS
$4B
HYUNDAI
$6B

Source: U.S. Census Bureau; FRED; Whitehouse publications.

1. "South" reflective of U.S. South Census Region.
2. Apportionments as of FY 2022-FY 2023 for Federal-Aid Highway and Bridge Programs funds in 2021 Infrastructure Investment and Jobs Act. $ represents estimated apportionments of Federal-Aid Highway Program funds and Bridge Replacement and Repairs funds under the 2021 Infrastructure Investment and Jobs Act.
3. Representative of select semiconductor, solar and EV announced construction projects; projects may be added, changed or altered at any time.

Attractive Market Characteristics Drive Compelling Opportunity…

Relative Market Share Business Model

- ✓ Concrete can only be delivered in a ~20-mile radius limiting competition to local geography
- ✓ Well-structured markets with few scaled competitors serving each local geography[1]



The average target plant has 6 or fewer competitors within a 30-mile radius

Highly-Fragmented Competitive Landscape

- ✓ Highly-fragmented market characterized by local players, with ~88% operating 5 or fewer plants
- ✓ Significant potential for synergies including procurement, shared resources and demand pooling


UNITED STATES
Suncrete Plants
Pipeline Top-10 Target Plants
Additional Plants

3,000+ plants in Sunbelt owned by 700+ unique producers

Compelling Advantages Over Typical Competitors

- ✓ Market is served by local, sub-scale players and unfocused operations of upstream-centric strategics
- ✓ Typical competitors are not optimized, lacking professionalized infrastructure and focused strategy

Typical Competitor

- *5 or fewer plants*
- *~5% - 20% EBITDA margin*
- *Unsophisticated pricing policy*
- *Limited modern technology integration*

Target markets typically lack sophisticated competitors creating compelling opportunity

Source: Proprietary management market analysis.
1. Based on management estimates.

...with Suncrete Well-Positioned to Drive Strategic Consolidation

Uniquely Positioned Through Relationships, Track-Record and Value Proposition

Strong network of synergistic relationships developed through decades of industry experience

Trusted acquiror with preeminent reputation through people-first investment approach

Unique value proposition for owners through flexible approach & proven value creation

Suncrete

Economies of scale
+
Demand aggregation & utilization uplift
+
Shared infrastructure & support
+
Strategic oversight & best practices

Talent acquisition
+
Priority local M&A targets
+
Local market leadership and reputation
+
Added scale & geographic density

Local Platforms

Limited Competition for Acquisition Targets

Sector Largely Overlooked by Private Equity

- Ready-mix concrete historically overlooked by institutional capital
  - → Lack needed operational expertise
  - → Limited local relationships in place which are necessary to develop a strong pipeline
  - → Strong preference from family-owned companies for trusted partners that will do right by their employees
  - → Most institutional private capital does not have the desire (or relationships) to consolidate small industrial materials companies

Strategics Unlikely to Compete for Targets

- Large public strategics do not see ready-mix concrete as a core part of their long-term vision:
  - → Prioritizing shifting towards upstream materials; typically sellers vs. buyers of ready-mix operations
  - → Unfocused operations and underinvestment often drive sub-10% margins
- Regional & local competitors typically lack the capital resources and M&A capabilities to compete for targets
- Lack local market understanding

Management and advisors maintain long-standing local relationships developed through decades of industry experience

We believe small "mom & pop" shops and family-owned businesses view the SunTx team as a trusted owner who will keep their legacy intact

Significant opportunity for value creation and multiple buy-down post-acquisition, further enhancing attractive add-on valuations

Suncrete is often the only credible buyer in target markets for local platforms and strategic divestitures in fragmented landscape

...Led by Proven Industry Veterans and Entrepreneurial Culture...

Suncrete

Executive Leadership



Randall Edgar
Chief Executive Officer



Tommy Wentroth
Chief Financial Officer

Deep Bench of Operational Talent



Mark Jones
President – Eagle Redi-Mix



Robert Cole
Executive Vice President



Blake Meeker
Vice President

Suncrete's Culture is Built on a Foundation of Respect, Integrity and a People-First Approach Which Has Contributed to Their Collective Track Record of Success

- **Respect**: For their employees, customers and community
- **Integrity**: Do the right thing, honesty, openness
- **Leadership**: Lead from the front, motivate, mentor, inspire
- **Accountability**: Detail-oriented, set the standard, deliver results
- **Develop**: Acquire the best talent, invest in their future

Scalable Current Platform with Strong Operations & Infrastructure...

Scaled, Strategically Located Footprint



OK
AR
Plant Locations
Office Locations
Headquarters (Tulsa, OK)

Well-Invested, Efficient Asset Base





50 Production Facilities	**~1.8M CY** Annual RMC Production[1]	**#1 or #2** Position in Current Markets[2]	**335** Mixer Trucks	**~617** Employees	**3.0–3.5** Yards Per Driver Hour

Underpinned by Best-in-Class Technology Integration and Operational Best Practices

Technology

Integrated, **tech-enabled platform across the full product lifecycle** from sourcing to delivery

Operations

Professionalized operations with real-time monitoring enabling **leading quality control and on-time delivery**

Sales & Business Development

Strategic approach through targeted array of mix design, integrated CRM and structured pricing policies

Note: Figures inclusive of target acquired in October 2025.
1. 2026E.
2. Based on number of plants in the Tulsa and Northwest Arkansas markets per management estimates.

...Driving Significant Advantages over Typical Competitors

	Suncrete	Typical Competitor
Company Scale & Market Leadership	#1 or #2 player in current markets[1] with repeatable strategy to drive relative market leadership in new geographies	Limited; one of many
Supplier Relationships	Price-makers: Entrenched, mutually-beneficial relationships driven by consistent demand & professionalized operations	Price-takers: Significant supplier concentration & purchasing varies significantly depending on competition in local geography
Customer Value Proposition	Leading service levels and typically the only player in local market with ability to perform jobs of any size or complexity	Typically, lower quality & service standards and solely serve residential customers; lack the scale & infrastructure to support unique jobs
Growth Strategy	Buy & build strategy prioritizing structured, growing markets and identifiable synergy opportunities	Local competitors lack growth capital while scaled upstream-centric players have deprioritized ready-mix operations
Operational Infrastructure	Leading corporate infrastructure, sales & business development, tech integration and service levels	Limited professionalized operational support; often limited by lack of ERP / CRM or modern technology integration
Margin Profile	~26% Adj. EBITDA Margin[2]	5% - 20% EBITDA Margin

1. Based on number of plants in the Tulsa and Northwest Arkansas markets per management estimates.
2. 2026E figure that excludes the pro forma impact of any companies that may be acquired in 2026. Adj. EBITDA is a non-GAAP financial measure. See discussion and reconciliation in the appendix for additional information.

Differentiated Value Proposition to Suppliers and Customers

Value Proposition to Suppliers

Consistent Demand

Predictable demand fosters growth alongside suppliers, enabled by professionalized operations and scale

Critical, Long-Standing Growth Partner

10+ year average relationship with top suppliers supports entrenched operations and strong reputation

Professionalized Logistics & Supply Chain

Streamlined processes with fewer, larger shipments simplifies logistics and reduces operational costs

Anchor Stone | AM | Ash Grove | Buzzi Unicem | Central Plains Cement Company

Suncrete

Differentiated Value Proposition to Customers and Suppliers in **Mission-Critical Segment** of Construction Value-Chain

Value Proposition to Customers

Dependable Quality

Offers a comprehensive suite of fully customizable solutions with robust quality control

High-Quality Customer Service

Delivering ready-mix on time and on-spec, fostering long-term loyalty

Full Spectrum Project Capabilities

Flexible capabilities to accommodate both small and large-scale projects

Roadbuilders & DOTs | *Home Builders* | *Construction Contractors* | *Concrete Pumpers*

Acquiror of Choice with Deep, Actionable Pipeline

Suncrete

Thoughtful Strategic Criteria Drives Highly Actionable Pipeline

- Talented operational management team
- #1 or #2 player in current markets
- Proven track-record and local brand reputation
- Growing Sunbelt market with strong demand outlook
- Rational landscape with minimal M&A price competition
- Identifiable synergies

Near-Term Pipeline of 9 Illustrative Potential Opportunities Representing up to ~$750M of Revenue, All with Compelling Strategic Benefits(3)



By Size(1)
52%
38%
11%
<$75M Revenue
$75M-$100M Revenue
$100M+ Revenue



By State(1,2)
11%
7%
7%
4%
14%
17%
39%
Texas
Mississippi
Louisiana
Alabama
Arkansas
Georgia
Florida

Targets Closed or Under Non-Binding LOI

Opportunity	Market	Est. PF EBITDA(3)	Status	Proprietary Relationship	Auction Process
Target 1	OK		Closed	✓	✗
Target 2	TX	~$20M	Non-Binding LOI	✓	✗
Target 3	TX / LA	~$13M	Non-Binding LOI	✓	✗
Target 4	LA	~$8M	Non-Binding LOI	✓	✗
Target 5	AR	~$7M	Non-Binding LOI	✓	✗
Target 6	TX	~$16M	Discussions	✓	✗
Target 7	GA	~$9M	Discussions	✓	✗
Target 8	MS	~$18M	Discussions	✓	✗
Target 9	FL/AL	~$10M	Discussions	✓	✗
Target 10	AL	~$7M	Discussions	✓	✗
Total		~$107M			

1. Based on % of estimated revenue.
2. Represents the percentage of revenue from acquisition targets by primary state served or location of its headquarters.
3. Represents forward estimates related to (i) 4 targets under non-binding LOI and (ii) a hypothetical mix of targets with whom Suncrete has had management-level discussions but with whom they have not yet begun formally negotiating letters of intent or have received or begun detailed review of historical financial or operational information, not specific transactions. While Suncrete believes they will enter into letters of intent with respect to any combination of the 5 additional acquisition targets or other acquisition targets in the near future, there can be no guarantee they will do so. The pro forma EBITDA estimates for these targets is based upon preliminary information they have received with respect to the number of trucks currently operating, the estimated yardage being poured, and the geographic areas in which their services are being performed. There is no guarantee that their pricing assumptions or the preliminary data they have received will turn out to be accurate and their estimates are subject to change based on transactions that they actually complete and the diligence they perform on these acquisition targets.

Well-Defined Value Creation Levers Post-Acquisition...

Well-Defined Value Creation Levers

Utilization & Pricing

- **Optimize dispatch and fleet utilization** to support volume increases driven by **demand aggregation within local market**
- **Disciplined pricing** procedures and controls

Operating Leverage & Supply Chain

- Maximize channel efficiency with **centralized supply chain management** and supply aggregation
- Leverage bulk purchasing power to acquire **lower cost capital** and **faster delivery**, while utilizing local market presence to secure **favorable supplier terms**

Technology & Backoffice Integration

- **Integration of operations-enhancing technology** including live monitoring, central dispatching & scheduling and quality control
- Professionalized backoffice across functional areas including accounting, HR and legal **driving efficiency & reducing cost**

Strategic Support & Best Practices

- **Strategic oversight from management** function supported by regionally aggregated data and continuous employee training
- **Practical application & integration of KPIs** and operational metrics

Thoughtful M&A in Localized Markets Drives Virtuous Cycle



Acquisition drives added scale & geographic density in local market... 1
...Further enhancing economies of scale and ability to capture synergies... 2
3 *...Improving value proposition to owners and solidifying position as acquiror of choice...*
4 *...Driving advantaged position to pursue additional opportunities in the market*
Suncrete

...Organized into a Detailed and Effective Integration Framework

Back-Office Integration

Integration playbook enables Suncrete to deliver significant backend support and efficiencies though scaled corporate infrastructure, allowing platform companies to focus on commercial opportunities

Insurance
- Consolidate carrier and coverage to lower premiums and improve terms
- Standardize claims handling and loss-control practices

Legal
- Deploy contract templates / playbooks; standardize terms across regions
- Centralize entity governance and regulatory compliance oversight
- Reduce outside counsel spend via coordinated legal support

Accounting
- Implement shared systems and a disciplined reporting schedule
- Unify chart of accounts and management reporting / KPIs
- Strengthen budgeting / forecasting and variance on tracking
- Relieve burden of lender management from platform company

Human Resources
- Standardize policies, incentives, and performance management
- Provide real-time workforce visibility
- Implement improved incentive structure and progression planning

IT & Systems
- Rapid onboarding to core ERP / dispatch platform (Day-1 target)
- Standardize data and access controls
- Establish cybersecurity, backups, and support SLAs

Operational Integration

Suncrete's disciplined operating standards designed to turn bolt-on acquisitions into higher-performing assets, delivering measurable uplift

Sales & Quality Control
- Implement targeted end-market strategy to diversify revenue base
- Establish and enforce pricing policies, to help ensure jobs are quoted at favorable margins
- Improve quality control function, enabling high-spec mixes

Truck Utilization
- Increase route density across bolt-ons / markets
- Balance loads to lift shift productivity and asset turns
- Leverage scale to mobilize workforce to key jobs

Procurement
- Optimize materials sourcing; aggregate spend for price leverage
- Consolidate vendors and enforce price discipline and rebates
- Eliminate transfer pricing inefficiencies and tighten receiving controls

Dispatch & Routing
- Centralize "mission command" dispatch with real-time visibility
- Dynamic routing and cross-over capacity sharing across platforms
- Faster response times and tighter delivery windows

Fleet Management
- Standardize spec'ing, purchasing, and replacement cycles
- Preventative maintenance driven by telemetry and usage data
- Lift asset uptime and extend fleet life while reducing cost per mile / hour

Executing a Structured Integration for Measurable Results

Suncrete

Robust Integration Playbook

Pre-Deal Assessment
- Locational footprint and routing
- Competitive landscape planning
- Assessment of personnel and talent
- Sales and input pricing relative to market
- Systems and processes

At Close
- IT & accounting implementation
- Insurance and legal transition
- Payroll and benefits migration
- Training of learned best-practices
- Utilization of key operational metrics

Post-Close
- Customer and supplier price optimization
- Route density and dispatch improvements
- Mix design optimization
- Procurement strategy enhancement
- Quality control implementation
- Bolt–on strategy

Schwarz Integration Timeline

Suncrete's recent acquisition of Schwarz Ready Mix exhibits a recent example of integration effectiveness

→ **October 17th**: Suncrete closed the acquisition of Target 1 and announced the transaction to the team

→ **Immediately post-close**: Initiated discussions with the sellers regarding multiple bolt-on targets

→ **Following weeks**: Reviewed customer pricing policies and implemented invoice reporting to monitor realized pricing

→ **Following weeks**: Reviewed vendor input pricing and negotiated a deferral / pushback on all cement and rock price increases until April 2026

→ **November 1st**: Completed the integrated yards-per-hour report

→ **End of January**: Full ERP integration targeted for completion

Suncrete's Design and Execution of the Integration Playbook Expected to Deliver Consistent, Repeatable Results that Hit the Bottom Line

- **Higher Volumes** – From the same asset base
- **Stronger Margins** – From enhanced efficiency
- **Enhanced Customer Service** – Driving greater market share
- **Safer Operations** – From standardized design and execution
- **Better Talent** – Putting employees in a position to succeed



Financial Overview

Visibility to $130 Million PF Adj. EBITDA in 2026

Strong Organic Growth Engine Supported by Significant, Actionable M&A Opportunity...

Suncrete PF Adj. EBITDA

Suncrete currently has visibility to $60M PF EBITDA[4] through 5 targets in active discussions incremental to the platforms under non-binding LOI, driving confidence in ability to meet or exceed 2026 forecast



$54
$66
$105
$39
$66
$130
$11
$47
$72
4
3
2
1
2023A
2024A
2025E
2026E
Current Platform
Targets Under Non-Binding LOI(5)
Incremental Acquisitions in 2026(5)

****Current Platform inclusive of the full year impact of target acquired in October 2025. Financials for all targets are pro forma adjusted to reflect a full year of ownership and the impact of expected synergies and performance improvements post-integration*

...Driving Strong Visibility to Pro Forma, Publicly-Traded 2026 Platform

	RMC Plants	Yds Poured p.a.	Mixer Trucks	Rev. Generated	2026E Adj. EBITDA
(1) Current Platform	50	1.8M	335	$277M	**$72M[2]**
+					
(2) Targets Under Non-Binding LOI	34	1.8M	245	$340M[3]	**$47M[3]**
+					
(3) Forecasted Implied M&A Whitespace[1]	~7	~0.4M	~49	~$49M	**~$11M**
=					
(4) **Pro Forma Platform**	**~91**	**~4.0M**	**~629**	**~$675M**	**~$130M**

Strong Current Platform

- Current platform inclusive of full year PF impact of target drives strong organic growth through conservative volume and average selling price increases
- Financials for all targets are leading margin and cash conversion profile with well-defined, actionable operational growth levers for further upside
- Efficient operations with repeatable playbook driving success

Attractive, Scaled Targets Under Non-Binding LOI

- Near-term opportunities in Texas, Louisiana and contiguous Arkansas region under non-binding LOI
- Strong, scaled financial and operational profiles with ~$39M of 2025E PF Adj. EBITDA expected to grow to ~$47M by 2026E[3], 34 strategically located plants and 245 mixer trucks
- Incremental upside through synergies as Suncrete implements operational playbook to improve utilization and margins

Actionable, Near-Term Pipeline

- Current near-term pipeline represents $60M+ PF EBITDA[4] opportunity through identified targets in discussions with compelling strategic benefits

Note: Adj. EBITDA is a non-GAAP financial measure. See discussion and reconciliation in the appendix for additional information.

1. For illustrative purposes only, assuming yards per plant and mixer truck in-line with the initial Suncrete platform in 2026E.
2. Adj. EBITDA figure includes management fees and is pro-rated accordingly.
3. Reflects sellside estimates.
4. Represents forward PF EBITDA estimates related to a hypothetical mix of targets with whom Suncrete has had management-level discussions but with whom they have not yet begun formally negotiating letters of intent or have received or begun detailed review of historical financial or operational information, not specific transactions. While Suncrete believes they will enter into letters of intent with respect to any combination of the acquisition targets or other acquisition targets in the near future, there can be no guarantee they will do so. The pro forma EBITDA estimates for these targets is based upon preliminary information they have received with respect to the number of trucks currently operating, the estimated yardage being poured, and the geographic areas in which their services are being performed. There is no guarantee that their pricing assumptions or the preliminary data they have received will turn out to be accurate and their estimates are subject to change based on transactions that they actually complete and the diligence they perform on these acquisition targets.
5. Reflects targets under non-binding LOI and incremental acquisitions of targets with which management is in active discussions, in each case, which management expected to close in 2026, if at all. Assumes acquisitions closed on January 1 of the year presented.

Suncrete / Haymaker Business Combination – Transaction Overview

Estimated Sources ($M)	
HYAC Cash in Trust at Closing[1]	$170.0
PIPE	82.5
Incremental Debt Financing[4]	99.1
LOI Rollover Equity	36.2
Existing Debt	206.0
Suncrete Equity Value	325.3
Total	**$919.2**

Estimated Uses ($M)	
Suncrete Equity Value	$325.3
Acquisitions[2]	169.8
Cash to Balance Sheet	103.1
Senior Preferred Equity Repayment	26.0
LOI Rollover Equity	36.2
Debt Rollover	206.0
Warrant Redemption[3]	8.6
Est. Fees and Expenses	44.1
Total	**$919.2**

- Certain existing Suncrete Equityholders will receive Class B shares with 10 votes per share
- Haymaker Sponsor will transfer 2.8M sponsor shares, or ~43% of its economics, and 0.4M private placement warrants, or 100% of its private placement warrants, to certain existing Suncrete Equityholders
- Transaction Overview assumes closing of acquisition of targets under non-binding LOI for $206 million, excluding earnouts

Pro Forma Valuation at Closing ($M, except per share data)	
Assumed Share Price	$11.37[6]
Pro Forma Shares Outstanding	68.3[7]
Pro Forma Equity Market Cap	**$776.6**
Plus: Debt	331.1
Less: Cash	(103.1)
Pro Forma Enterprise Value	**$1,004.5**
Enterprise Value / 2026E PF Adj. EBITDA ($130.0M)[4]	*7.7x*
PF Net Debt / 2025E PF Adj. EBITDA ($105.0M)[4]	*2.2x*

Pro Forma Ownership[5]



HYAC Investors
25%
HYAC Sponsor
6%
$777
Equity Value
Existing Investors
54%
PIPE Investors
15%

Note: PIPE and rollover shares issued at $10.00 per share.

1. Assumes approximately 34% redemptions based on estimate of $11.37 in trust per share at the closing of the business combination (based on an assumed closing date of February 13, 2026).
2. Expected use of proceeds is illustrative and based on management estimates. The Company has not entered into any binding agreements for post-transaction acquisitions as of the date hereof.
3. Assumes all public warrants are redeemed for $0.75 per warrant.
4. See page 24 for components of 2025E PF Adj. EBITDA. Adj. EBITDA is a non-GAAP financial measure. See discussion and reconciliation in the appendix for additional information. PF net debt assumes $206 million debt rollover, $170 million of new acquisition financing related to other future acquisitions being contemplated, and net Pro Forma cash to the balance sheet of $103 million. Note that $99 million of new financings is not yet committed.
5. Excludes (i) the impact of 398,800 warrants in private placement units with $11.50 strike price and (ii) the impact of unvested management incentive equity awards.
6. Reflects an assumed share price based on estimated cash in trust at closing of the business combination (based on an assumed closing date of February 13, 2026). The actual trading price at the that time may vary significantly.
7. Represents shares expected to be outstanding at closing and does not reflect shares that may be issued in future acquisitions or unvested shares.

Performance Update & Key Financial Assumptions

Current Platform

- Current Platform reflects businesses owned by Suncrete today, and is inclusive of both the base business as well as the target acquired in October of 2025
- 2025E reflects latest estimate for year-end performance for the current platform, which includes the impact of abnormally high amounts of rain in key regions
  - In 2025, Oklahoma experienced an unusually high number of rainy days, resulting in a 16% reduction in scheduled concrete pour days compared to the forecast
- Organic revenue growth of the current platform is expected to be ~4% in 2026E, primarily driven by:
  - A rebound in volume to more normalized levels in 2026E (3.5% year-over-year growth in 2026E)
  - Price growth of 1.6% in 2025E and remaining flat in 2026E, slightly below historical levels but reflecting a stable and conservative outlook

Targets Under Non-Binding LOI

- The 2025E forecast includes four targets currently under non-binding LOI
- We expect these targets could have contributed $39 million of EBITDA in 2025E, which is reflective of adjustments made to show a full year of Suncrete ownership and the impact of expected performance improvements post-integration
- On a blended basis, the targets are assumed to deliver 13% EBITDA margin and 23% gross margin in 2025E
  - Recent margin trends in the North Texas market reflect the positioning of two prospective acquisitions in a region where margins have moderated in recent years
  - By aligning these businesses under a single management platform, we expect to realize efficiencies and reduce duplicative pressures, supporting healthier and more sustainable margin performance
- For 2026E, blended margins are projected to improve to 14% EBITDA and 24% gross margin

Go-Get

- The Suncrete team has successfully acquired a contiguous Oklahoma platform in October of 2025, and has an additional $39 million of 2025E EBITDA under non-binding LOI
  - Because of the time of the year and the successful M&A program, no further 'go-get' is forecasted currently in 2025E
- We assume $11 million of incremental 'go-get' acquired EBITDA in 2026E, which we view as fairly conservative given the current state of dialogue and the M&A pipeline
- At acquisition, we assume acquired businesses have a 33% gross margin and an 18% EBITDA margin which we view as industry norms for attractive targets in structured markets, but are not yet optimized to Suncrete standards
  - In year two of Suncrete ownership, we assume volume utilization improvements, procurement benefits and operating leverage enhancements

Suncrete has a Compelling Financial Profile and Industry-Leading Profitability

($ in Millions) Current Platform[(1)] Targets Under Non-Binding LOI Go-Get

Revenue & Growth[(2)]



'23A – '26E CAGR: 40.8%
$242
$278
$568
$301
$268
$675
$59
$340
$277
2023PF
2024PF
2025E
2026E

	2023PF	2024PF	2025E	2026E
Current Platform Organic Growth		14.9%	(3.7%)	3.5%

Gross Profit & Margin[(1)]



'23A – '26E CAGR: 40.4%
$71
$86
$162
$68
$94
$198
$19
$81
$98
2023PF
2024PF
2025E
2026E

	2023PF	2024PF	2025E	2026E
Margin %	29.6%	30.9%	28.5%	29.3%

Adj. EBITDA & Margin[(2,3)]



'23A – '26E CAGR: 33.7%
$54
$66
$105
$39
$66
$130
$11
$47
$72
2023PF
2024PF
2025E
2026E

	2023PF	2024PF	2025E	2026E
Margin %	22.5%	23.8%	18.5%	19.2%

Commentary

Topline Growth

- Impressive initial platform organic revenue growth in the historical and projected periods, with an organic growth CAGR of ~5% from 2023–2026E
- Meaningful revenue contribution from acquired businesses in 2025E , with diminishing contribution as time goes on

Margins

- Best-in-class current platform PF Adj. EBITDA margins of ~25% and ~26% in 2025E and 2026E[(4)], respectively
- Across the projected period, overall margins modestly compress due to profitability contribution from sub-optimized acquired businesses
- In the first year under Suncrete ownership, we assume no margin improvement at the acquired businesses from synergies with the current platform
  - There are numerous synergy opportunities including shared services, operational improvements, and procurement benefits, among others, which we envision to occur in year two and beyond under Suncrete ownership

Consistent Performance

- Strong, consistent growth and cash flow generation driven by seasoned management team with demonstrated track record of operational excellence well above industry norms

Source: Quality of Earnings, Company Financials. Adj. EBITDA represents EBITDA adjusted for management fees and transaction expenses.
1. Inclusive of target acquired in October 2025.
2. Acquired financials are considered organic following the year in which they are acquired. All acquisitions are expected to close in 2026 but are assumed to be completed on January 1 of the year presented for purposes of this presentation.
3. Adj. EBITDA is a non-GAAP financial measure. See discussion and reconciliation in the appendix for additional information.
4. Current platform is inclusive of target acquired in October 2025. Excludes the 2025E and 2026E pro forma impact of companies expected to be acquired in 2026.

Summary of Capital Expenditures

Suncrete

Historical & Projected CapEx


($ in Millions)
Org. Maintenance
Org. Growth
Acq. Maintenance
Acq. Growth
$12
$6
$7
2023PF
$12
$7
$6
2024PF
$19
$3
$4
$7
$4
2025E
$27
$6
$4
$10
$7
2026E

	2023PF	2024PF	2025E	2026E
Main. CapEx as % of Sales	3%	2%	2%	3%
FCF Conv.[1]	88%	91%	89%	87%

Commentary

- Strong, consistent cash flow generation with exceptional free cash flow generation of ~87%+
- On average, total capital expenditures represented ~5% of sales in the historical period for the current platform
  - Total capex is projected to normalize and stay relatively stable at ~3-4% of revenue in the forecast
- Maintenance capex accounts for ongoing truck maintenance and plant maintenance expenses, which historically have represented ~2-3% of sales
  - Acquired companies assumed to have a similar maintenance capital spend of approximately 2.5% of sales
- Growth capex accounts for the net replacement cost of aging mixer trucks, and varies year-to-year, but on average represented ~2% of sales for the initial platform
  - Acquired growth capex assumed to be ~1.5% of acquired sales

Source: Quality of Earnings, Company Financials.

1. Free cash flow = PF Adj. EBITDA less maintenance CapEx. Conversion = FCF / PF Adj. EBITDA. Adj. EBITDA is a non-GAAP financial measure. See discussion and reconciliation in the appendix for additional information.



Valuation Overview

Selected Public Companies Benchmarking

	Suncrete	Earnings Compounders	Business Line Peers
Select Companies	Suncrete	Comfort Systems USA; SiteOne Landscape Supply; Quanta	CRH; Knife River; Eagle Materials; Martin Marietta; Vulcan Materials Company
Description	Pure-play ready-mix concrete provider focused on growth in the Sunbelt region	Market-leading industry consolidators	U.S. heavy materials providers
Assessing Comparability		✓ Acquisition-led growth strategy ✓ Similar market leadership ✓ Redefined public valuations in a niche sector ✗ Different products, end-markets & customers	✓ Similar products, end-markets & customers ✓ Similar secular tailwinds ✗ Upstream-focused operations ✗ More competitive M&A dynamics (aggregates) ✗ Broad geographic focus

TEV / 2026E EBITDA



7.7x(2,3)
21.8x
12.5x
Suncrete
Earnings Compounders
Business Line Peers

2026E EBITDA Margin



19.2%(2)
10.2%
31.5%
Suncrete
Earnings Compounders
Business Line Peers

2026E FCF Conversion



87.0%(2,4)
90.1%(1)
64.5%(1)
Suncrete
Earnings Compounders
Business Line Peers

Note: Represents calendar year financials. Selected public companies are based on management's judgment and may not be fully comparable to Suncrete. Suncrete financials are inclusive of the PF impact of the target under non-binding LOI and incremental acquisitions projected in 2026E. See discussion and reconciliation in the appendix for additional information.
Source: Capital IQ. Market data as of 1/5/2026.

1. Free cash flow = EBITDA less CapEx. FCF Conversion = FCF / EBITDA.
2. Adj. EBITDA is a non-GAAP financial measure.
3. Assumes pro forma TEV of $1,005M.
4. Free cash flow = PF Adj. EBITDA less maintenance CapEx. Conversion = FCF / PF Adj. EBITDA.



Appendix

Reconciliation of 2023A – 2025E Adjusted EBITDA

	Eagle 2023A	Target Acquired in October '25 2023A	PF Consolidated 2023A	Eagle 2024A	Target Acquired in October '25 2024A	PF Consolidated 2024A	PF Consolidated 2025E
Net Income	**$27.0**	**$15.6**	**$42.5**	**$21.5**	**$13.2**	**$34.8**	**$10.4**
(+) Interest	0.9	-	0.9	6.1	-	6.1	11.3
(+) Taxes	-	-	-	-	-	-	1.1
(+) D&A	6.1	4.8	10.9	11.6	5.3	16.9	22.4
(+) Management Fees and Other	-	-	-	0.9	-	0.9	3.2
(+) Transaction Expenses	-	-	-	7.4	-	7.4	7.2
Total PF EBITDA	**$33.9**	**$20.4**	**$54.3**	**$47.5**	**$18.5**	**$66.1**	**$55.5**
(+) Non-Recurring, Non-Continuing, and Normalization Add-Backs[1]							5.2
(+) Efficiency and Optmization Improvements[2]							5.4
Total PF Adj. EBITDA	**$33.9**	**$20.4**	**$54.3**	**$47.5**	**$18.5**	**$66.1**	**$66.0**
Total Acquired PF Adj. EBITDA							**$38.8**
Total PF Adj. EBITDA	**$33.9**	**$20.4**	**$54.3**	**$47.5**	**$18.5**	**$66.1**	**$104.9**

Note: A reconciliation for 2026E cannot be presented without unreasonable efforts, as doing so would require extensive assumptions beyond the scope of this presentation. Such estimates would be speculative and subject to significant variability based on market conditions and operational factors. The Company is unable to address the probable significance of the unavailable information, which could be material to future results.

1. Represents non-continuing owner pay, pro forma for a full year of sand plant operations, and other non-recurring expenses
2. Represents driver efficiency improvements, utilization of fly ash, maintenance savings, materials purchasing, and $1.6 million of topline growth from improved pricing policies.

Risk Factors

Suncrete

Risks Related to Suncrete's Business and Industry

- Our business depends on activity within the construction industry and the economic strength of our principal markets, and is subject to economic cycles.
- The success of our business depends, significantly, on our ability to execute on our acquisition strategy, to successfully integrate acquired businesses and to retain key employees of acquired businesses.
- We have entered into non-binding letters of intent to acquire only four businesses, and our projections assume that we will be able to successfully negotiate and consummate that acquisition and additional acquisitions, which is not assured. We are in discussions with several other potential acquisition targets without letters of intent and such discussions may never result in non-binding letters of intent or binding definitive agreements.
- We have identified certain classification errors within our consolidated statements of operations. In previous periods, we recorded certain insurance expenses related to fleet operations in cost of goods sold in our consolidated statements of operations; however, in accordance with the Company's accounting policy, these costs should have been classified within selling, general, and administrative expenses. In addition, certain intercompany elimination entries were incorrectly recorded to selling, general, and administrative rather than cost of goods sold. These misclassifications resulted in an understatement of selling, general, and administrative and overstatement of cost of goods sold, impacting the presentation of gross profit. However, the errors did not affect net income, cash flows, or members' equity for the periods presented. We have issued restated financial statement to correct this presentation.
- A significant slowdown or decline in economic conditions, particularly in the southern United States, could adversely impact our results of operations.
- The proposed business combination may not be consummated in a timely matter or at all.
- Our substantial indebtedness could adversely affect our financial condition and prevent us from fulfilling our obligations and achieving results consistent with our projections.
- Within our local markets, we operate in a highly competitive industry.
- Our business depends on federal, state and local government spending for public infrastructure construction, and reductions in government funding could adversely affect our results of operations.
- The cancellation of a significant number of contracts, our disqualification from bidding on new contracts and the unpredictable timing of new project opportunities could have a material adverse effect on our business.
- If we are unable to accurately estimate the overall risks, revenues or costs on our projects, we may incur contract losses or achieve lower profits than anticipated.
- Because our industry is capital-intensive and we have significant fixed and semi-fixed costs, our profitability is sensitive to changes in volume.
- Inflation and supply chain disruptions have resulted, and may continue to result, in increased costs, some of which we may not be able to recoup.
- We may lose business to competitors who underbid us, and we may be otherwise unable to compete favorably in our highly competitive industry.
- We may be unable to obtain or maintain sufficient bonding capacity, which could preclude us from bidding on certain projects.
- Our business is seasonal and subject to adverse weather and climate conditions, which can adversely impact our business.
- We may need to raise additional capital in the future, and we may not be able to do so on favorable terms or at all, which could impair our ability to operate our business or achieve our growth objectives.
- We use estimates in accounting for a number of significant items.
- Design-build contracts subject us to the risk of design errors and omissions.
- Our continued success requires us to hire, train and retain qualified personnel and subcontractors in a competitive industry.
- Failure of our subcontractors to perform as expected could have a negative impact on our results.
- The departure of key personnel could affect our financial results.
- Our future success depends upon attracting and retaining qualified personnel, particularly in sales and operations.
- The production of our products is dependent upon the supply chain for several key inputs.
- The construction services industry is highly schedule-driven, and our failure to meet the schedule requirements of our contracts could adversely affect our reputation and/or expose us to financial liability.
- A failure to obtain or maintain adequate insurance coverage could adversely affect our results of operations.
- Failure to maintain safe work sites could result in significant losses, which could materially affect our business and reputation.
- Our operating results may vary significantly from one reporting period to another and may be adversely affected by the cyclical nature of the markets we serve.
- Significant downturn in the construction industry may result in an impairment of our goodwill.
- We depend on third parties for concrete equipment and materials essential to operate our business.
- We use large amounts of electricity and diesel fuel that are subject to potential reliability issues, supply constraints, and significant price fluctuation, which could affect our financial position, operating results and liquidity.
- Delays or interruptions of our transportation logistics could affect operating results.
- A significant disruption of our information technology systems may harm our business.
- Our overall profitability is sensitive to price changes and variations in sales volumes.
- Any material nonpayment or nonperformance by any of our key customers could have a material adverse effect on our results of operations and cash flows.
- There are inherent limitations in all control systems, and misstatements due to error or fraud may occur and not be detected.

Risk Factors (Cont'd)

Risks Related to Government Spending, Legislative and Regulatory Risks

- Our operations are subject to changes in legal requirements and governmental policies.
- Government contracts generally are subject to a variety of regulations, requirements and statutes, the violation or alleged violation of which could have a material adverse effect on our business.
- Environmental laws and regulations and any changes to, or liabilities arising under, such laws and regulations could have a material adverse effect on our financial condition, results of operations and liquidity.
- Our operations are subject to special hazards that may cause personal injury or property damage, subjecting us to liabilities and possible losses that may not be covered by insurance.
- Our failure to comply with immigration laws could result in significant liabilities, harm our reputation with our customers and disrupt our operations.
- Federal, state and local employment-related laws and regulations could increase our cost of doing business and subject us to fines and lawsuits.
- Our ready-mixed concrete segment's revenue attributable to street, highway and other public works projects could be negatively impacted by a decrease or delay in governmental spending.
- Governmental regulations, including environmental regulations, may result in increases in our operating costs and capital expenditures and decreases in our earnings.
- We may incur material costs and losses as a result of claims that our products do not meet regulatory requirements or contractual specifications.
- The adoption of new accounting standards may affect our financial results.
- Our obligation to fund multi-employer defined benefit plans in which we participate may impact our financial condition, results of operations and cash flows.

Risks Related to the Ownership of New Parent's Common Stock

- The dual class structure of New Parent's common stock will have the effect of concentrating voting power with SunTx and its affiliates, which may depress the market value of the class A common stock and will limit a stockholder or a new investor's ability to influence the outcome of important transactions, including a change in control.
- The market price, trading volume and marketability of New Parent's class A common stock may be significantly affected by numerous factors beyond our control.
- Future issuances of equity or debt securities, including issuances of equity securities in connection with New Parent's acquisition strategy, may adversely affect the value of New Parent's common stock and dilute its stockholders.
- Future sales of class A common stock may affect the market price of New Parent's class A common stock.
- Because New Parent is expected to be a "controlled company" within the meaning of the NYSE Listed Company Manual, its stockholders may not have certain corporate governance protections that are available to stockholders of companies that are not controlled companies.

Risks Related to Haymaker

- Subsequent to the consummation of the Proposed Business Combination, New Parent may be required to take write-downs or write-offs, or New Parent may be subject to restructuring, impairment or other charges that could have a significant negative effect on New Parent's financial condition, results of operations and the price of New Parent's common stock, which could cause you to lose some or all of your investment.
- The Sponsor and Haymaker's officers and directors have interests in the Proposed Business Combination that are different from or are in addition to other Haymaker shareholders in recommending that Haymaker shareholders vote in favor of approval of the Proposed Business Combination.
- The Sponsor holds a significant number of Haymaker ordinary shares and will lose its entire investment in Haymaker if a business combination is not completed.
- Because the Sponsor and Haymaker's executive officers and directors will not be eligible to be reimbursed for their out-of-pocket expenses, to the extent such expenses exceed the amount not required to be retained in the trust account, if a business combination is not completed, a conflict of interest may arise in determining whether a particular business combination target is appropriate for a business combination.
- If the Proposed Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of Haymaker's securities or, following the closing of the Proposed Business Combination, New Parent's securities, may decline.
- Haymaker does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it easier for Haymaker to consummate the Proposed Business Combination even if a substantial majority of Haymaker's shareholders do not agree.
- A substantial majority of Haymaker's public shareholders may redeem their Haymaker Class A ordinary shares, which will reduce the proceeds available to fund New Parent's operations following the Proposed Business Combination.
- Haymaker is attempting to complete the Proposed Business Combination with a private company about which little information is available, which may result in a business combination that is not as profitable as Haymaker suspected, if at all.
- Haymaker is not required to obtain an opinion from an independent investment banking firm or from an independent accounting firm, and consequently, you may have no assurance from an independent source that the price Haymaker is paying for the business is fair to Haymaker from a financial point of view.
- The Sponsor may exert a substantial influence on actions requiring a shareholder vote, potentially in a manner that you do not support.
- Any warrant tender, the domestication of Haymaker and the Proposed Business Combination may result in adverse U.S. federal income tax consequences for holders of Haymaker Class A ordinary shares and Haymaker public warrants.
- The Sponsor and Haymaker's directors, executive officers, advisors, and their respective affiliates may elect to purchase shares from public shareholders or take other actions, which may influence a vote on the Proposed Business Combination and reduce the public "float" of Haymaker Class A ordinary shares.

Risk Factors (Cont'd)

- You will not have any rights or interests in funds from the trust account, except under certain limited circumstances to liquidate your investment, therefore, you may be forced to sell your Haymaker Class A ordinary shares potentially at a loss.
- Haymaker may not be able to complete its initial Proposed Business Combination by the date by which it is required to consummate a business combination pursuant to Haymaker's amended and restated memorandum and articles of association (the "business combination deadline"), in which case Haymaker would cease all operations except for the purpose of winding up and Haymaker would redeem its public shares and liquidate, in which case Haymaker's public shareholders may only receive $10.10 per share of Haymaker Class A common stock, or less than such amount in certain circumstances, and Haymaker's existing warrants will expire worthless.
- If the Proposed Business Combination is not completed, potential target businesses may have leverage over Haymaker in negotiating a business combination and Haymaker's ability to conduct due diligence on a business combination as it approaches its dissolution deadline may decrease, which could undermine Haymaker's ability to complete a business combination on terms that would produce value for Haymaker's shareholders.
- Because of Haymaker's limited resources and the significant competition for business combination opportunities, if the Proposed Business Combination is not completed, it may be more difficult for Haymaker to complete an initial business combination. In addition, resources could be wasted in researching acquisitions that are not completed, which could materially adversely affect subsequent attempts to locate and acquire or merge with another business. If Haymaker is unable to complete an initial business combination by the business combination deadline, Haymaker's public shareholders may receive only approximately $10.10 per share, on the liquidation of the trust account (or less than $10.10 per share in certain circumstances), and the Haymaker warrants will expire worthless.
- The exercise of discretion by Haymaker's directors and officers in agreeing to changes to the terms of, or waivers of closing conditions in, the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interests of the public shareholders of Haymaker.
- If third parties bring claims against Haymaker, the proceeds held in the trust account could be reduced and the per-share redemption amount received by shareholders may be less than $10.10 per share.
- Haymaker's directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the trust account available for distribution to public shareholders of Haymaker.
- If, before distributing the proceeds in the trust account to its public shareholders, Haymaker files a bankruptcy petition or an involuntary bankruptcy petition is filed against Haymaker that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of Haymaker's shareholders and the per-share amount that would otherwise be received by Haymaker's shareholders in connection with Haymaker's liquidation may be reduced.
- Haymaker's shareholders may be held liable for claims by third parties against Haymaker to the extent of distributions received by them upon redemption of their shares.
- If, after Haymaker distributes the proceeds in the trust account to its public shareholders, Haymaker files a bankruptcy petition or an involuntary bankruptcy petition is filed against Haymaker that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the members of Haymaker's board of directors may be viewed as having breached their fiduciary duties to Haymaker's creditors, thereby exposing the members of Haymaker's board of directors and Haymaker to claims of punitive damages.
- Haymaker shareholders may have limited remedies if their shares suffer a reduction in value following the Proposed Business Combination.

Risks Related to Redemption

- If you or a "group" of shareholders of which you are a part are deemed to hold an aggregate of more than 15% of the Haymaker ordinary shares issued in Haymaker's initial public offering, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of the Haymaker ordinary shares issued in the initial public offering.
- A shareholder's decision whether to redeem its shares for a pro rata portion of the trust account may not put the shareholder in a better future economic position.
- Shareholders of Haymaker who wish to redeem their shares for a pro rata portion of the trust account must comply with specific requirements for redemption, which may make it difficult for them to exercise their redemption rights prior to the redemption deadline. If shareholders fail to comply with the redemption requirements specified in the proxy statement/prospectus to be filed by New Parent in connection with the Proposed Business Combination, they will not be entitled to redeem their Haymaker Class A ordinary shares for a pro rata portion of the funds held in the trust account.
- Haymaker may be able to complete the Proposed Business Combination even if a substantial majority of Haymaker's shareholders do not agree with it.
- If Haymaker redeems its common stock at any time as a U.S. company, then it may, potentially, be subject to a 1% U.S. federal excise tax. If a Haymaker public shareholder fails to receive notice of Haymaker's offer to redeem its public shares in connection with the Proposed Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.